                                                                    EXHIBIT 99.4

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                           228,350.64
           Available Funds:
                     Contract Payments due and received in this period                                                2,451,959.29
                     Contract Payments due in prior period(s) and received in this period                               176,354.34
                     Contract Payments received in this period for next period                                           90,030.25
                     Sales, Use and Property Tax, Maintenance, Late Charges                                              54,463.40
                     Prepayment Amounts related to early termination in this period                                     364,892.50
                     Servicer Advance                                                                                   933,438.97
                     Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
                     Transfer from Reserve Account                                                                      119,167.98
                     Interest earned on Collection Account                                                                1,854.32
                     Interest earned on SPG Account                                                                          79.59
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                       Section 5.03                                                                                           0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                                          0.00
                     Amounts paid under insurance policies                                                                    0.00
                     Any other amounts                                                                                        0.00
                     Cash Shortfall due to Residual funds erroneously received in August                                      0.00
                                                                                                                     --------------
           Total Available Funds                                                                                      4,420,591.28
           Less: Amounts to be Retained in Collection Account                                                           218,172.00
                                                                                                                     --------------
           AMOUNT TO BE DISTRIBUTED                                                                                   4,202,419.28
                                                                                                                     ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee - Fees                                                                                0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                 253,454.70
                     3.      To Noteholders (For Servicer Report immediately following the Final
                               Additional Closing Date)

                                   a) Class A1 Principal and Interest                                                         0.00
                                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                     0.00
                                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                     0.00
                                   a) Class A4 Principal (distributed after A3 Note matures) and Interest             3,395,749.12
                                   b) Class B Principal and Interest                                                     57,857.28
                                   c) Class C Principal and Interest                                                    115,909.19
                                   d) Class D Principal and Interest                                                     77,874.94
                                   e) Class E Principal and Interest                                                    101,017.43

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                    115,923.02
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)             0.00
                                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)            0.00
                                   c) Reserve Account Distribution (Provided no Restricting or Amortization
                                        Event in effect)                                                                      0.00
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                               Any Other Amounts                                                                         56,397.31
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                                28,236.29
                                                                                                                     --------------
           TOTAL FUNDS DISTRIBUTED                                                                                    4,202,419.28
                                                                                                                     ==============

                                                                                                                     --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
             Event Funds (if any)}                                                                                      218,172.00
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,925,289.09
            - Add Investment Earnings                                                                                     2,106.77
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            115,923.02
            - Less Distribution to Certificate Account                                                                  119,167.98
                                                                                                                     --------------
End of period balance                                                                                                $2,924,150.90
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,925,289.09
                                                                                                                     ==============


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                   50,639,435.99
                          Pool B                                                   15,621,297.58
                                                                                 ----------------
Class A Overdue Interest, if any                                                            0.00               66,260,733.57
Class A Monthly Interest - Pool A                                                     328,312.34
Class A Monthly Interest - Pool B                                                     101,278.08

Class A Overdue Principal, if any                                                           0.00
Class A Monthly Principal - Pool A                                                  1,970,682.88
Class A Monthly Principal - Pool B                                                    995,475.82
Excess (Shortfall) cash to Principal                                                        0.00
Reserve Account Distribution                                                                0.00
                                                                                 ----------------
                                                                                                                2,966,158.70
Ending Principal Balance of the Class A Notes
                          Pool A                                                   48,668,753.11
                          Pool B                                                   14,625,821.76
                                                                                 ----------------
                                                                                                           ------------------
                                                                                                               63,294,574.87
                                                                                                           ==================

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000    Original Face $257,425,000     Balance Factor
$ 1.668798                    $ 11.522419                    24.587579%
------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                          0.00
                          Class A2                                                          0.00
                          Class A3                                                          0.00
                          Class A4                                                 66,260,733.57

                                                                                 ----------------

Class A Monthly Interest                                                                                       66,260,733.57
                          Class A1 (Actual Number Days/360)                                 0.00
                          Class A2                                                          0.00
                          Class A3                                                          0.00
                          Class A4                                                    429,590.42

                                                                                 ----------------

Class A Monthly Principal
                          Class A1                                                          0.00
                          Class A2                                                          0.00
                          Class A3                                                          0.00
                          Class A4                                                  2,966,158.70

                                                                                 ----------------
                                                                                                                2,966,158.70
Ending Principal Balance of the Class A Notes
                          Class A1                                                          0.00
                          Class A2                                                          0.00
                          Class A3                                                          0.00
                          Class A4                                                 63,294,574.87

                                                                                 ----------------
                                                                                                           ------------------
                                                                                                               63,294,574.87
                                                                                                           ==================
Class A3
------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $95,625,000     Original Face $95,625,000      Balance Factor
$ 4.492449                    $ 31.018653                    66.190405%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                   862,532.05
                                          Pool B                                   265,986.10
                                                                                 -------------
                                                                                                               1,128,518.15

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                         5,577.71
           Class B Monthly Interest - Pool B                                         1,720.04
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       33,591.19
           Class B Monthly Principal - Pool B                                       16,968.34
                                                                                 -------------
                                                                                                                  50,559.53
           Ending Principal Balance of the Class B Notes
                                          Pool A                                   828,940.86
                                          Pool B                                   249,017.76
                                                                                 -------------

                                                                                                           -----------------
                                                                                                               1,077,958.62
                                                                                                           =================

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $4,387,000      Original Face $4,387,000       Balance Factor
           $ 1.663494                    $ 11.524853                    24.571658%
           -----------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                  1,725,755.34
                                          Pool B                                    532,281.05
                                                                                 --------------
                                                                                                               2,258,036.39

           Class C Overdue Interest, if any                                               0.00
           Class C Monthly Interest - Pool A                                         11,303.70
           Class C Monthly Interest - Pool B                                          3,486.44
           Class C Overdue Principal, if any                                              0.00
           Class C Monthly Principal - Pool A                                        67,182.37
           Class C Monthly Principal - Pool B                                        33,936.68
                                                                                 --------------
                                                                                                                 101,119.05
           Ending Principal Balance of the Class C Notes
                                          Pool A                                  1,658,572.97
                                          Pool B                                    498,344.37
                                                                                 --------------
                                                                                                           -----------------
                                                                                                               2,156,917.34
                                                                                                           =================

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $8,775,000      Original Face $8,775,000       Balance Factor
           $ 1.685486                    $ 11.523538                    24.580255%
           -----------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                   1,150,503.54
                                          Pool B                                     354,854.05
                                                                                 ---------------
                                                                                                              1,505,357.59

           Class D Overdue Interest, if any                                                0.00
           Class D Monthly Interest - Pool A                                           7,996.00
           Class D Monthly Interest - Pool B                                           2,466.24
           Class D Overdue Principal, if any                                               0.00
           Class D Monthly Principal - Pool A                                         44,788.25
           Class D Monthly Principal - Pool B                                         22,624.45
                                                                                 ---------------
                                                                                                                 67,412.70
           Ending Principal Balance of the Class D Notes
                                          Pool A                                   1,105,715.29
                                          Pool B                                     332,229.60
                                                                                 ---------------

                                                                                                           ----------------
                                                                                                              1,437,944.89
                                                                                                           ================

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $5,850,000      Original Face $5,850,000       Balance Factor
           $ 1.788417                    $ 11.523538                    24.580255%
           -----------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                  1,438,475.06
                                          Pool B                                    443,721.96
                                                                                 --------------
                                                                                                              1,882,197.02

           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         12,802.43
           Class E Monthly Interest - Pool B                                          3,949.13
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                        55,985.31
           Class E Monthly Principal - Pool B                                        28,280.56
                                                                                 --------------
                                                                                                                 84,265.87
           Ending Principal Balance of the Class E Notes
                                          Pool A                                  1,382,489.75
                                          Pool B                                    415,441.40
                                                                                 --------------
                                                                                                           ----------------
                                                                                                              1,797,931.15
                                                                                                           ================

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $7,313,000      Original Face $7,313,000       Balance Factor
           $ 2.290655                    $ 11.522750                    24.585412%
           -----------------------------------------------------------------------------


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                   1,728,457.53
                                          Pool B                                     533,488.29
                                                                                 ---------------
                                                                                                             2,261,945.82

           Residual Interest - Pool A                                                  6,725.50
           Residual Interest - Pool B                                                      0.00
           Residual Principal - Pool A                                                67,182.37
           Residual Principal - Pool B                                                33,936.68
                                                                                 ---------------
                                                                                                               101,119.05
           Ending Residual Principal Balance
                                          Pool A                                   1,661,275.16
                                          Pool B                                     499,551.61
                                                                                 ---------------
                                                                                                           ---------------
                                                                                                             2,160,826.77
                                                                                                           ===============



X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                    28,236.29
            - Servicer Advances reimbursement                                                                  253,454.70
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   56,397.31
                                                                                                           ---------------
           Total amounts due to Servicer                                                                       338,088.30
                                                                                                           ===============


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              57,545,159.46

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

       Decline in Aggregate Discounted Contract Balance                                                            2,239,412.36

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
          ending of the related Collection Period                                                                  55,305,747.10
                                                                                                                 ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                         2,079,647.23


           - Principal portion of Prepayment Amounts                                                155,209.89

           - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                            0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                              4,555.24

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                 --------------
                         Total Decline in Aggregate Discounted Contract Balance                   2,239,412.36
                                                                                                 ==============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                              17,751,629.06

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                0.00

       Decline in Aggregate Discounted Contract Balance                                                            1,131,222.52

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
          ending of the related Collection Period                                                                 16,620,406.54
                                                                                                                 ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                          878,136.70

           - Principal portion of Prepayment Amounts                                                215,863.04

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                             37,222.78

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                 --------------
                         Total Decline in Aggregate Discounted Contract Balance                   1,131,222.52
                                                                                                 ==============

                                                                                                                 ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 71,926,153.64
                                                                                                                 ===============


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XII.  Cumulative Detail of Defaulted Contracts*


   Pool A
                           Discounted                                      Discounted
   Lease #                 Present Value             Lease #               Present Value
--------------------------------------------         -------------         ----------------------
#* 2000664-001 (09/03)              4,555.24                                                 0.00



                                                     -------------
                                       Totals:           $4,555.24

   Pool B
                        Discounted                                         Discounted
   Lease #              Present Value                Lease #               Present Value
--------------------------------------------         -------------         ----------------------
#* 1271-512 (09/03)                37,222.78                                                 0.00


                                                     -------------
                                       Totals:          $37,222.78




   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                          $41,778.02
   b) ADCB AT CLOSING DATE                                                         292,528,909.43
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                              0%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,
** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE
#  NONRECOVERABLE

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XIII. Cumulative Detail of Substituted Contracts - Prepayments

     Pool A                                                                          Predecessor
                                   Discounted                     Predecessor        Discounted
     Lease #    Lessee Name        Present Value                  Lease #            Present Value
     ----- ---------------------   ----------------------         -----------        ---------------
     3155-007                                  188,552.08            1231-033           1,243,525.87
     3155-008                                  535,706.60            1572-003             878,621.70
     3205-002                                3,111,829.21            2421-001           1,711,098.71
     3307-002                                  767,314.06            1046-501             639,976.34
     3330-004                                  756,617.60            1100-503             659,108.62
                                                                     1912-002             107,797.25

                                   ---------------------                             ---------------
                           Totals:         $5,360,019.55                               $5,240,128.49

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                          $5,240,128.49
     b) ADCB OF POOL A AT CLOSING DATE                                               $202,195,615.75
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables         $0.00
b) Total discounted Contract Balance of Substitute Receivables          $0.00
c) If (a) > (b) amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                      $0.00

Change in any of the above detail during the related Collection Period     Yes        No  X
                                                                           ---        -----

     Pool B                                                                          Predecessor
                                   Discounted                     Predecessor        Discounted
     Lease  #   Lessee Name        Present Value                  Lease #            Present Value
     ----- ---------------------   ----------------------         -----------        ---------------
     3305-001                                1,004,680.88         1047-501                 77,392.98
                                                                  1100-504                 93,947.73
                                                                  1344-026                 17,225.68
                                                                  1344-029                 63,104.76
                                                                  1344-030                  2,292.14
                                                                  1347-010                  5,382.42
                                                                  1347-011                202,500.53
                                                                  1347-012                194,679.35
                                                                  1791-008                 10,844.23
                                                                  1791-010                 60,297.19
                                                                  1791-011                  9,057.14
                                                                  1791-012                  9,708.25
                                                                  2097-004                 44,783.62
                                                                  2454-001                 80,861.15
                                                                  2454-003                 86,291.63
                                                                  1101-524                 27,639.26

                                   ---------------------                             ---------------
                           Totals:         $1,004,680.88                                 $986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                 $986,008.06
b) ADCB OF POOL AT CLOSING DATE                                                       $90,333,293.68
c) CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                  1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( >180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables         $0.00
b) total discounted Contract Balance of Substitute Receivables          $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                  $0.00

Change in any of the above detail during the related Collection Period     Yes        No  X
                                                                         -----        -----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XIV. Cumulative vs Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

     Pool A -Non-Performing                                                          Predecessor
                                   Discounted                     Predecessor        Discounted
     Lease #   Lessee Name         Present Value                  Lease #            Present Value
     ---- ---------------------    ----------------------         -----------        ---------------
     2841-002                                  980,724.35            2207-005           1,326,497.89
     2908-001                                  131,731.36
     2002476-2                                 169,739.33
               CASH                             44,302.85
     1999-004                                2,985,811.62           1881-005           2,387,877.73
     3155-007                                  335,553.30            4284-402             335,553.30
     1504-013                                1,221,375.67            2557-001           1,323,430.38
               CASH                            102,054.71
     3698-001                                2,192,917.65            1969-006           1,246,104.58
     3702-007                                2,491,584.11            973-024               23,059.86
                                                                     1081-502           1,402,638.25
                                                                     1629-016             227,769.98
                                                                     1191-501              50,901.66
                                                                     2407-001           1,156,266.41
                                                                     2407-002             650,353.97
                                   ---------------------                             ---------------
                           Totals:        $10,655,794.95                              $10,130,454.01

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                  $10,130,454.01
     b) ADCB OF POOL A AT CLOSING DATE                                               $202,195,615.75
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables         $0.00
b) Total discounted Contract Balance of Substitute Receivables          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contributions & Servicing Agreement Section 7.02                     $0.00

Change in any of the above detail during the related Collection Period     Yes        No  X
                                                                         -----        -----

     Pool B - General Contract Substitution Rights                                   Predecessor
                                   Discounted                     Predecessor        Discounted
     Lease #   Lessee Name         Present Value                  Lease #            Present Value
     ---- ---------------------    ----------------------         -----------        ---------------
     1679-002                                 $506,250.32         2207-004               $611,746.22
     1218-020                                 $200,642.43


                                   ---------------------                             ---------------
                           Totals:           $706,892.75                                 $611,746.22

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTIONS                           $611,746.22
b) ADCB OF POOL AT CLOSING DATE                                                       $90,333,293.68
c) CANNOT EXCEED, 10% OVER THE LIFE OF THE POOL (UNLESS RATING AGENCY APPROVES)                 0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE  SERVICER
  HAS DECLINED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables         $0.00
b) Total discounted Contract Balance of Substitute Receivables          $0.00
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                  $0.00

Change in any of the above detail during the related Collection Period     Yes        No  X
                                                                         -----        -----

                        DVI RECEIVABLES XI, LLC, 2000-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

XV.  Pool Performance Measurements

1.   Aggregate Discounted Contract Balance

     Contracts Delinquent > 90 days                         Total Outstanding Contracts
     This Month                         933,420.48          This Month                         71,926,153.64
     1 Month Prior                    1,035,278.73          1 Month Prior                      75,296,788.52
     2 Months Prior                   1,084,158.27          2 Months Prior                     79,320,254.24

     Total                            3,052,857.48          Total                             226,543,196.40

     a) 3 Month Average               1,017,619.16          b) 3 Month Average                 75,514,398.80

     c) a/b                                   1.35%
2.   Does a Delinquency Condition Exist (1c > 6%)?                                                         Yes          No      X
                                                                                                              ---------      -------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                                 Yes          No      X
                                                                                                              ---------      -------
     B. An Indenture Event of Default has occurred and is then continuing?                                 Yes          No
                                                                                                              ---------      -------

4.   Has a Servicer Event of Default occurred?                                                             Yes          No
                                                                                                              ---------      -------

5.   Amortization Event Check

     A. Is 1c > 8%?                                                                                         Yes          No      X
                                                                                                              ---------      -------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                                                Yes          No
                                                                                                              ---------      -------
     C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?                                 Yes          No      X
                                                                                                              ---------      -------


8.   Aggregate Discounted Contract Balance at Closing Date                                               Balance  $ 270,243,724.70
                                                                                                                  ----------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:
                                                                                    TOTAL           % of Total
                                                                 A.D.C.B.          A.D.C.B.          A.D.C.B.
                                                                 --------          --------          --------
     30 Days Overdue                                        12,592,945.29     71,926,153.64            17.508%
     60 Days Overdue                                         1,029,272.69     71,926,153.64             1.431%
     90 Days Overdue                                           835,730.02     71,926,153.64             1.162%
     120 Days Overdue                                           73,180.07     71,926,153.64             0.102%
     150 Days Overdue                                           24,510.39     71,926,153.64             0.034%
     180 Days Overdue                                                0.00     71,926,153.64             0.000%

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                 FUNDS TRANSFER
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

Please transfer the following funds from DVI Collection A # 33-37923-1
          To the Distribution Account                                      2,696,853.62
                                                                           ------------

Please transfer the following funds from DVI Collection A # 33-37923-3
          To the Distribution Account                                      1,294,634.56
                                                                           ------------

Please transfer the following funds from SPG Collection A # 33-37923-0
          To the Distribution Account                                        116,443.18
                                                                           ------------

Please transfer the following funds from SPG Collection A # 33-37923-2
          To the Distribution Account                                         94,487.92
                                                                           ------------